Rule 497(e)
File Nos.: 002-85378
811-3462

SUPPLEMENT DATED AUGUST 27, 2009
TO PROSPECTUS DATED APRIL 30, 2009

The Flex-funds Prospectus is amended as follows:

Effective August 27, 2009, the “Performance” section of The Defensive Balanced Fund on page 23 is updated as follows:

Footnote 5 is deleted in its entirety and replaced by the following paragraph:

“5 The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills and 30% of the Barclays Intermediate-Term Government/Credit Index.  These indices do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees.  An investor cannot invest directly in an index.”

This Supplement and the Prospectus dated April 30, 2009 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.